UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Staffing 360 Solutions, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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641 Lexington Avenue

27th Floor

New York, NY 10022

[●], 2017

Dear Stockholder:

You are invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Staffing 360 Solutions, Inc. (the “Company”) on January 3, 2018, which will be held at the offices of Staffing 360 Solutions, Inc., 641 Lexington Avenue, 27th Floor, New York, NY 10022, at 10:00 a.m., local time.  Enclosed with this letter are your Notice of Special Meeting of Stockholders, Proxy Statement and Proxy Voting Card.  The Proxy Statement included with this notice discusses the proposals to be considered at the Special Meeting. Please review the voting materials at www.proxyvote.com.

At this Special Meeting, you will be asked to consider and vote upon a proposal to approve an amendment to our amended and restated certificate of incorporation to effect, at the discretion of our board of directors, a reverse stock split of all of the outstanding shares of our common stock, par value $0.00001 per share, at a ratio in the range of 1-for-2 to 1-for-10, such ratio to be determined by the Company’s executive management and included in a public announcement (the “Reverse Stock Split”). The Reverse Split proposal was approved by the Board of Directors, at a ratio to be determined by the Company’s executive management in its discretion, and requires the vote of a majority of the holders of the total number of shares outstanding. We are now submitting this proposal to vote at the Special Meeting to obtain the requisite votes, so we can proceed with the Reverse Stock Split.

Our Board of Directors (the “Board”) has fixed the close of business on November 9, 2017 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment and postponements thereof (the “Record Date”).

Accordingly, we urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction. On the following pages, we provide answers to frequently asked questions about the Special Meeting.  The Notice and Proxy Statement are also available at www.proxyvote.com.

You are welcome to attend the Special Meeting in person. Your vote is important.  Whether or not you expect to attend the Special Meeting, you are requested to read the enclosed Proxy Statement and to sign, date and return the accompanying proxy card or voting instruction as soon as possible. I encourage you to vote by telephone, over the Internet, or if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the Special Meeting, whether or not you plan to attend. If you attend the Special Meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your ongoing support.

Sincerely,

/s/ Brendan Flood
Brendan Flood
Executive Chairman

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Meeting Date: January 3, 2018

To the Stockholders of Staffing 360 Solutions, Inc.:

Notice is hereby given that the Special Meeting of Stockholders will be held at the offices of Staffing 360 Solutions, Inc., 641 Lexington Avenue, 27th Floor, New York, NY 10022, on January 3, 2018 at 10:00 a.m., local time.  During the Special Meeting, stockholders will be asked to approve an amendment to our amended and restated certificate of incorporation to effect, at the discretion of our board of directors, a reverse stock split of all of the outstanding shares of our common stock, par value $0.00001 per share, at a ratio in the range of 1-for-2 to 1-for-10, such ratio to be determined by the Company’s executive management in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”), as more fully described in the accompanying proxy statement (the “Proxy Statement”). The Reverse Split proposal was approved by the Board of Directors, at a ratio to be determined by the Company’s executive management in its discretion, and requires the vote of a majority of the holders of the total number of shares outstanding.

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the board of directors recommends a vote FOR the Reverse Stock Split Proposal.

The Board has fixed the close of business on November 9, 2017 as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. If you are a stockholder as of the Record Date, you may vote at the meeting.  The date of mailing this Notice of Meeting and Proxy Statement is on or about November 16, 2017.

For a period of 10 days prior to the Special Meeting, a stockholders list will be kept at our principal office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Special Meeting.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the Special Meeting, you are requested to read the enclosed Proxy Statement and to sign, date and return the accompanying proxy card or voting instruction card as soon as possible. This will assure your representation and a quorum for the transaction of business at the Special Meeting. If you attend the Special Meeting in person, the proxy will not be used if you so request by revoking it as described in the Proxy Statement.

You are entitled to attend the Special Meeting in person only if you were a stockholder of the Company as of the close of business on the Record Date or hold a valid proxy for the Special Meeting. You should be prepared to present photo identification for admittance to the Special Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date (such as your most recent account statement prior to the Record Date), a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or similar evidence of ownership.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting in person, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By order of our Board,

/s/ Brendan Flood
Brendan Flood

Executive Chairman

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 3, 2018.

Hard copies of the Company’s Proxy Statement to security holders in connection with the Special Meeting are being mailed to stockholders of record as of the close of business on November 9, 2017.  The Company’s Proxy Statement to security holders is also available at www.proxyvote.com.

If you have any questions about accessing materials or voting, please call 1-800-690-6903.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 3, 2018

This Proxy Statement is furnished to you by the Board of Directors (the “Board”) of Staffing 360 Solutions, Inc. in connection with the solicitation of proxies for use at the special meeting of stockholders (the “Special Meeting”) to be held at the offices of Staffing 360 Solutions, Inc., 641 Lexington Avenue, 27th Floor, New York, NY 10022, on January 3, 2018 at 10:00 a.m., local time, and any adjournments thereof.  This Proxy Statement, along with a Notice of the Special Meeting and either a proxy card or a voting instruction card, are being mailed to our stockholders beginning on or about November 16, 2017.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “Staffing,” “we,” “our,” “us” and the “Company” to refer to Staffing 360 Solutions, Inc. and its subsidiaries.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What am I voting on?

At the Special Meeting, you will be asked to approve the proposal to authorize the Board, in its discretion, to amend our amended and restated certificate of incorporation to effect, a reverse stock split of all of the outstanding shares of our common stock, par value $0.00001 per share, at a ratio in the range of 1-for-2 to 1-for-10, such ratio to be determined by the Company’s executive management and included in a public announcement (the “Reverse Stock Split Proposal”).

Why is the Company electing to effect a reverse stock split?

Our Board has unanimously adopted a resolution declaring advisable, and recommending to our stockholders for their approval, an amendment to our amended and restated certificate of incorporation (the “Reverse Stock Split Amendment”) authorizing a reverse stock split of the outstanding shares of our common stock at a ratio in the range of 1-for-2 to 1-for-10, such ratio to be determined by the Company’s executive management and included in a public announcement (the “Reverse Stock Split”), and granting the Board of directors the discretion to file a certificate of amendment to our amended and restated certificate of incorporation with the Secretary of State of the State of Delaware effecting the Reverse Stock Split or to abandon the Reverse Stock Split altogether. The form of the proposed Reverse Stock Split Amendment is attached to this proxy statement as Annex A. The Reverse Stock Split Amendment will effect the Reverse Stock Split by reducing the number of outstanding shares of common stock as compared to the number of outstanding shares immediately prior to the effectiveness of the Reverse Stock Split, but will not increase the par value of common stock, and will not change the number of authorized shares of our capital stock. Stockholders are urged to carefully read Annex A.  If implemented, the number of shares of our common stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our common stock outstanding, so that the percentage of our outstanding common stock owned by each of our stockholders will remain approximately the same, except to the extent that the Reverse Stock Split could result in some or all of our stockholders receiving one share of common stock in lieu of a fractional share.

Who is entitled to vote at the Special Meeting, and how many votes do they have?

Stockholders of record at the close of business on November 9, 2017 (the “Record Date”) may vote at the Special Meeting.  Pursuant to the rights of our stockholders contained in our charter documents each share of our common stock is entitled to one vote on all matters listed in this proxy statement.  There are [19,359,988] shares of common stock outstanding on the Record Date.  Up to 10 days before the Special Meeting, you may inspect a list of stockholders eligible to vote at our corporate headquarters. In addition, the list of stockholders will be available for viewing by stockholders at the Special Meeting.

What is a proxy?

A proxy is a person you appoint to vote on your behalf.  By using the methods discussed above, you will be appointing Brendan Flood, Matthew Briand and David Faiman as our proxy agent(s) as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy.  If you are unable to attend the Special Meeting, please vote by proxy so that your shares of common stock may be voted.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Vstock, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. The Reverse Stock Split Proposal is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding the Reverse Stock Split Proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposals.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the rules of the NYSE, the Reverse Stock Split Proposal is considered a “routine” matter. Accordingly, brokers will have such discretionary authority to vote on the Reverse Stock Split Proposal and may vote “FOR” each of the Reverse Stock Split Proposal.

We encourage you to provide instructions to your brokerage firm via the Internet or telephone or by returning your signed voting instruction card. This ensures that your shares will be voted at the Special Meeting with respect to all of the proposals described in this Proxy Statement.

How do I vote?

You may vote over the Internet, by telephone, by mail or in person at the Special Meeting.  Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Vote by Internet.    You can vote via the Internet at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on January 2, 2018, which is the day before the meeting date.  Internet voting is available 24 hours a day.  If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Vote by Telephone.    You can vote by telephone by calling the toll-free telephone number 1-800-690-6903. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on January 2, 2018, which is the day before the meeting date. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Vote by Mail.    If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  Please promptly mail your proxy card or voting instruction card to ensure that it is received prior to the closing of the polls at the Special Meeting.

Vote in Person at the Meeting.    If you attend the Special Meeting and plan to vote in person, we will provide you with a ballot at the Special Meeting. You are entitled to attend the Special Meeting in person only if you were a stockholder of the Company as of the close of business on the Record Date or hold a valid proxy for the Special Meeting.  If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Special Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name.  As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

You should be prepared to present photo identification for admittance to the Special Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date (such as your most recent account statement prior to the Record Date), a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or similar evidence of ownership.

If you vote by any of the methods discussed above, you will be designating Brendan Flood, Matthew Briand and David Faiman, as your proxy, and they will vote your shares on your behalf as you indicate.

Submitting a proxy will not affect your right to attend the Special Meeting and vote in person.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares.  The availability of Internet voting will depend on the voting process of your bank, broker or other nominee.  Please check with your bank, broker or other nominee and follow the voting instructions it provides.

How will my proxy vote my shares?

If you are a stockholder of record, your proxy will vote according to your instructions.  If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote

•

“FOR” the approval of the amendment to our amended and restated certificate of incorporation to effect, at the discretion of our board of directors, a reverse stock split of all of the outstanding shares of our common stock, par value $0.00001 per share, at a ratio in the range of 1-for-2 to 1-for-10, such ratio to be determined by the Company’s executive management and included in a public announcement.

We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so.  Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Special Meeting.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares.  The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions your bank, broker or other nominee provides.

As described above, under the rules of the NYSE, the Reverse Stock Split Proposal is considered to be a “routine” matter. Accordingly, brokers will have such discretionary authority to vote on the Reverse Stock Split Proposal and may vote “FOR” the Reverse Stock Split Proposal.

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Special Meeting by:

•	Notifying our corporate Secretary, Chris Lutzo, in writing at 641 Lexington Avenue, 27th Floor, New York, New York 10022, that you are revoking your proxy before the closing of the polls;
•

Submitting a proxy at a later date via the Internet, or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Special Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

•	Attending and voting by ballot at the Special Meeting.

If your shares are held in the name of a bank, broker or other nominee, you should check with your bank, broker or other nominee and follow the voting instructions provided.  Attendance at the Special Meeting alone will not revoke your proxy.

What constitutes a quorum?

The holders of a majority of the Company’s eligible votes as of the record date, either present or represented by proxy, constitute a quorum.  A quorum is necessary in order to conduct the Special Meeting.  If you choose to have your shares represented by proxy at the Special Meeting, you will be considered part of the quorum.  Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.  Regardless of whether a quorum is present at the Special Meeting, the chairman of the Board or the person presiding as chairman of the Special Meeting may adjourn the Special Meeting to a later date, without notice other than announcement at the Special Meeting.  If an adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What vote is required to approve each proposal?

The affirmative vote of holders of a majority of the shares of the Company’s common stock outstanding as of the record date is required to approve the Reverse Stock Split Proposal.  The principal terms of the amendment to the amended and restated certificate of incorporation have been approved by the Board.  Because the vote is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, your failure to vote or marking “ABSTAIN” on your proxy or ballot with respect to the Reverse Stock Split Proposal has the same effect as a vote against this proposal. We expect that the directors and executive officers will vote all their shares in favor of the Reverse Stock Split Proposal.

What are the consequences if the Reverse Stock Split Proposal is not approved by stockholders?

If stockholders fail to approve the Reverse Stock Split Proposal our Board would not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our common stock on Nasdaq by increasing the per share trading price of our common stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Will the Company change its name as a result of the Reverse Stock Split?

No. The Company will retain the name “Staffing 360 Solutions, Inc.” and will remain incorporated under the laws of the State of Delaware.

Will the Reverse Stock Split change the business of Staffing?

No. The Reverse Stock Split will not change the current business of the Company. Following the Reverse Stock Split, we will continue to operate in the staffing sector.

Will Staffing have the same directors and executive officers that the Company currently has following the Reverse Stock Split?

Yes. The executive officers and members of the Board will not change as a result of the Reverse Stock Split.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

We, on behalf of our Board, through our directors, officers, and employees, are soliciting proxies primarily by mail.  In addition, we have engaged Morrow Sodali, at an approximate cost of $7,500, to solicit proxies on behalf of our Board.  Proxies may also be solicited in person, by telephone, or facsimile.  We will pay the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact the firm assisting us in the solicitation of proxies, Morrow Sodali, if you have any questions or need assistance in voting your shares. Banks and brokers may call Morrow Sodali at 203-658-9400. Shareholders may call Morrow Sodali toll-free at 1-800-662-5200.

How many shares of Common Stock and Preferred Stock are outstanding?

As of November 9, 2017, [19,359,988] shares of common stock are outstanding, and 1,663,008 shares of Series A Preferred Stock are outstanding.

PROPOSAL 1 – APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

Reasons for the Reverse Stock Split Amendment

On the date of the mailing of this proxy statement, our common stock was listed on the Nasdaq Capital Market (“Nasdaq”) under the symbol “STAF.” The continued listing requirements of Nasdaq, among other things, require that our common stock must maintain a closing bid price in excess of $1.00 per share.  On January 25, 2017, we received a letter from Nasdaq noting the Company’s failure to maintain a minimum bid price of $1 per share for 30 consecutive trading days. Nasdaq rules provide an initial 180-day period within which the Company may regain compliance by achieving ten consecutive trading days with a closing bid of $1. If the company is not able to regain compliance during the initial 180 day period, Nasdaq will grant an additional 180 day period, provided the Company meets the applicable market value of publicly held shares requirement for continued listing, meets all other applicable standards for initial listing other than bid price, and notifies Nasdaq of its intent to cure the deficiency and its willingness to effect a reverse stock split should it become necessary. On June 2, 2017 we sent a letter to Nasdaq requesting an additional 180 calendar day period to regain compliance with the minimum bid price requirement and announcing our intention to regain compliance during the additional 180 calendar day period by effecting a reverse stock split, if necessary.

On July 25, 2017, we received a letter from Nasdaq notifying us that we have been granted an additional 180 calendar days, or until January 22, 2018, to regain compliance with the minimum bid price requirement.

Our Board has determined that the continued listing of our common stock on Nasdaq is beneficial for our stockholders. If our common stock is delisted from Nasdaq, the Board believes that the trading market for our common stock could become significantly less liquid, which could reduce the trading price of our common stock and increase the transaction costs of trading in shares of our common stock.

The purpose of the Reverse Stock Split is to decrease the total number of shares of our common stock outstanding and increase the market price of our common stock. The board of directors intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our common stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split in order to help ensure that the share price of our common stock meets the continued listing requirements of Nasdaq.

Effective Time

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split unless it determines that doing so would not have the desired effect of maintaining the listing of our common stock on Nasdaq. If the trading price of our common stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split common stock can be maintained above $1.00. There also can be no assurance that our common stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split proposal at the special meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the board of directors that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split.

The market price of our common stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our common stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our board of directors or our stockholders.  Notwithstanding the decrease in the number of outstanding shares of common stock following the Reverse Stock Split, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934 (the “Exchange Act”).  In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of common stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Effects of the Reverse Stock Split on Common Stock

Pursuant to the Reverse Stock Split, each holder of our common stock outstanding immediately prior to the effectiveness of the Reverse Stock Split (“Old Common Stock”) will become the holder of fewer shares of our common stock (“New Common Stock”) after consummation of the Reverse Stock Split.

Although the Reverse Stock Split will not, by itself, impact our assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of our common stock. The board of directors believes that this risk is outweighed by the benefits of continued listing of our common stock on the Nasdaq exchange.

If effected, the Reverse Stock Split will result in some stockholders owning “odd-lots” of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Based on 19,359,988 shares of our common stock outstanding as of the date hereof, the following table reflects the approximate number of shares of our common stock that would be outstanding as a result of the Reverse Stock Split under certain possible exchange ratios.

Proposed Ratio (Old Common Stock: New Common Stock)	Percentage Reduction in Outstanding Common Stock	Approximate Number of Shares of Common Stock to be Outstanding after the Reverse Stock Split
2:1	50%	9,679,994
3:1	66.67%	6,453,329
4:1	75%	4,839,997
5:1	80%	3,871,997
6:1	83.33%	3,226,664
7:1	85.71%	2,765,712
8:1	87.5%	2,419,998
9:1	88.88%	2,151,109
10:1	90%	1,935,998

The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company, except for those stockholders who receive an additional share of our common stock in lieu of a fractional share. None of the rights currently accruing to holders of our common stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to Old Common Stock. The Reverse Stock Split also will have no effect on the number of authorized shares of our common stock. The shares of New Common Stock will be fully paid and non-assessable.

The par value per share of the common stock will remain unchanged at $0.00001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, if any, the stated capital on our balance sheet attributable to the common stock will be reduced proportionately based on the Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of our common stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described below under “Effects of the Reverse Stock Split on Outstanding Options and Warrants to Purchase Common Stock,” the per share exercise price of outstanding option awards and warrants would increase proportionately, and the number of shares of our common stock issuable upon the exercise of outstanding options and warrants would decrease proportionately, in each case based on the Reverse Stock Split ratio selected by the Company’s executive management. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

We are currently authorized to issue a maximum of 40,000,000 shares of our common stock. As of the record date, there were [19,359,988] shares of our common stock issued and outstanding. Although the number of authorized shares of our common stock will not change as a result of the Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced in proportion to the ratio selected by the Company’s executive management. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. Conversely, with respect to the number of shares reserved for issuance under our 2016 Long-Term Incentive Plan (the “Plan”), our Board will proportionately reduce such reserve in accordance with the terms of the Plan.  As of October 19, 2017, there were 2,500,000 shares of common stock reserved for issuance under the Plan, of which 216,300 remained available for future awards, and following the Reverse Stock Split, if any, such reserve will be reduced to between 1,250,000 and 250,000 shares of common stock, of which between approximately 108,150 and 21,630 shares will be available for future awards.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the board of directors deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected.

Effects of the Reverse Stock Split on Outstanding Options and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected, all outstanding options entitling their holders to purchase shares of our common stock will be proportionately reduced by our Board in the same ratio as the reduction in the number of shares of outstanding common stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Code Section 409A. Correspondingly, the per share exercise price of such options will be increased in direct proportion to the Reverse Stock Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain unchanged. For example, assuming that we effect the Reverse Stock Split at a ratio of 1-for-5, and that an optionee holds options to purchase 1,032 shares of our common stock at an exercise price of $1.00 per share, upon the effectiveness of the Reverse Stock Split at such ratio, the number of shares of the common stock subject to that option would be reduced to 206 and the exercise price would be proportionately increased to $5.00 per share.

As of September 30, 2017, Jackson Investment Group, LLC (“JIG”) owned 4,883,482 shares of our common stock, and, warrants to purchase 4,527,537 shares of our common stock at an exercise price of $1.00 per share.  If the Reverse Stock Split is effected, the outstanding warrants will automatically be reduced in the same ratio as the reduction in the number of shares of outstanding common stock. Correspondingly, the per share exercise price of such warrants will be increased in direct proportion to the Reverse Stock Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the warrants will remain unchanged.

To reflect the Reverse Stock Split, the Company and JIG will enter into an amendment to the warrant agreement entered into between them in January 2017 to adjust the price at which the warrants may be exercised.

Effects of the Reverse Stock Split on Preferred Stock

In connection with the Reverse Stock Split, we also will amend the certificate of designations for our Series A preferred stock to effect a split of the outstanding shares of the series at such ratio determined by the Company’s executive management, with any fractional share being rounded down to the next whole share. The Series A preferred stock will continue to not be entitled to vote on matters submitted to a vote of the holders of our common stock. Accordingly, the proportional voting power of the outstanding shares of Series A preferred stock relative to the outstanding shares of common stock will not change as a result of the Reverse Stock Split. The amendment will not change the number of authorized shares of Series A preferred stock.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our common stock prior and subsequent to the Reverse Stock Split will remain the same.  After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act or our periodic or other reporting requirements thereunder.

Increase of Shares of Common Stock Available for Future Issuance

As a result of the Reverse Stock Split, there will be a reduction in the number of shares of our common stock issued and outstanding, and an associated increase in the number of authorized shares that would be unissued and available for future issuance after the Reverse Stock Split. Such shares could be used for any proper corporate purpose approved by the Board of directors including, among other purposes, future financing transactions.

Holders of our common stock have no preemptive or other subscription rights.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our amended and restated certificate of incorporation in substantially the form of the Reverse Stock Split Amendment attached to this proxy statement as Annex A. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. The Board currently intends to effect the Reverse Stock Split unless it determines that doing so would not have the desired effect of maintaining the listing of our common stock on Nasdaq.

Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our common stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name;” however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a bank, broker or other nominee, and have any questions in this regard, Staffing encourages you to contact your nominee.

Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts.

If you hold registered shares of Old Common Stock in a book-entry form, you do not need to take any action to receive your shares of New Common Stock in registered book-entry form, if applicable. A transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the Reverse Stock Split indicating the number of shares of New Common Stock you hold.

Effect on Registered Certificated Shares

Some stockholders of record hold their shares of our common stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our common stock are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the Reverse Stock Split, if any. The transmittal letter will be accompanied by instructions specifying how to exchange your certificate representing the Old Common Stock for a statement of holding or a certificate of New Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

Fractional shares will not be issued in connection with the Reverse Stock Split. Each stockholder who would otherwise hold a fractional share as a result of the Reverse Stock Split will receive one share of common stock in lieu of such fractional share.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained.  The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Certain Federal Income Tax Consequences

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares in connection with employment or other performance of services, broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the Old Common Stock shares were, and the New Common stock shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;
•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•

a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more

“U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Other than with respect to any stockholder that receives a full share for a fractional share, a stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of shares of New Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Old Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of New Common Stock received pursuant to the Reverse Stock Split (including any fractional shares) will equal the stockholder’s aggregate basis in the Old Common Stock exchanged therefore and will be allocated among the shares of New Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of Old Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of New Common Stock received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the shares of New Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of Old Common Stock surrendered in exchange therefore, provided the shares of Old Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Required Vote

The approval of the proposal to effect the Reverse Stock Split will require the affirmative vote of the holders of a majority of the shares of the Company’s outstanding Common Stock. Because the vote is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, your failure to vote on the Reverse Stock Split Proposal has the same effect as a vote against the Reverse Stock Split.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS

VOTE “FOR” APPROVAL OF THE REVERSE STOCK SPLIT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of October 19, 2017 for: (i) each of our directors; (ii) each of our executive officers; (iii) all of our directors and executive officers as a group; and (iv) all persons, to our knowledge, that are the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting or investment power with respect to the securities.

Except as indicated in footnotes to this table, we believe each person named in this table has sole voting and investment power with respect to the shares of Common Stock set forth opposite such person’s name. Percentage ownership is based on 19,359,988 shares of Common Stock outstanding on October 19, 2017. Percentage ownership of Series A Preferred Stock is based on 1,663,008 shares of Series A Preferred Stock outstanding as of October 19, 2017.

Name of Beneficial Owner (1), (2)	Common Stock Beneficially Owned (2)	Percent of Common Stock	Series A Preferred Stock Beneficially Owned (2)	Percent of Series A Preferred Stock
Brendan Flood (3)	1,372,433	7.1	1,039,380	62.50
Matthew Briand	696,661	3.6	623,628	37.50
David Faiman	360,000	1.9
Dimitri Villard (4)	125,750	0.6
Jeff Grout (3)	128,667	0.7
Nicholas Florio (5)	131,471	0.7
Directors and officers as a group (6 persons)	2,814,982	14.6
Jackson Investment Group, LLC (6) 2655 Northwinds Parkway Alpharetta, GA 30009	4,883,482	25.2
Directors, officers and 5%+ owners as a group (7 persons)	7,698,464	39.8	1,663,008	100.00

*	Indicates less than 1%.
(1)	With the exception of Brendan Flood, Executive Chairman, and Jeff Grout, Director, the address of each person is 641 Lexington Avenue, 27th Floor, New York, New York 10022.
(2)	Unless otherwise indicated, all ownership is direct beneficial ownership.
(3)	Mr. Flood and Mr. Grout’s address is 3A London Wall Buildings, London Wall, London, EC2M 5SY, United Kingdom.
(4)	6,750 shares are held personally by Mr. Villard and 119,000 shares are held through Byzantine Productions, Inc.
(5)	Shares are held by Citrin Cooperman & Company LLP. Mr. Florio is a partner at Citrin Cooperman & Company LLP.
(6)	Jackson Investment Group, LLC is a Georgia-based limited liability company that received shares pursuant to financing agreements and purchased additional shares in the open market.

REQUIREMENTS FOR ADVANCE NOTIFICATION OF NOMINATIONS

AND STOCKHOLDER PROPOSALS

Any stockholder proposal submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our Proxy Statement and form of proxy for our 2018 Annual Meeting of stockholders must be received by us no earlier than 120 calendar days before the one-year anniversary of the date on which the Company first mailed our proxy materials for the preceding year’s annual meeting of stockholders, and must comply with the requirements of the proxy rules promulgated by the SEC.   Accordingly, proposals under Rule 14a-8 were due by August 23, 2017.  Stockholder proposals should be addressed to our corporate Secretary at 641 Lexington Avenue, 27th Floor, New York, NY 10022.

Proposals submitted outside Rule 14a-8 of the Exchange Act must comply with our bylaws, which require that notice of a proposal to be included at an annual meeting must be delivered to or mailed and received at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the Company mails its proxy materials for the current year if during the prior year the Company did not hold an annual meeting or if the date of the annual meeting was changed more than thirty (30) days from the prior year).

Recommendations from stockholders which are received after the applicable deadline likely will not be considered timely for consideration by our Nominating and Corporate Governance Committee for next year’s annual meeting.

The exclusive means by which a stockholder may nominate a director shall be by delivery of a notice to the Secretary, not less than sixty (60) days prior to the date of a meeting, setting forth: (a) the name, age, business address and the primary legal residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of capital stock of the Company which are owned directly or indirectly of record and directly or indirectly beneficially owned by the nominee and each of its affiliates (within the meaning of Rule 144), including any shares of the Company owned or controlled via derivatives, hedged positions and other economic and voting mechanisms, (d) any material agreements, understandings or relationships, including financial transactions and compensation, between the nominating stockholder and the proposed nominees and (d) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies in a contested election of such nominees. Such notice shall include a signed consent of each such nominee to serve as a director of the company, if elected. In addition, any stockholder nominee, to be validly nominated, shall submit to the Secretary the questionnaire described below. A stockholder intending to nominate one or more candidates for election as directors must comply with the advance notice bylaw provisions specifically applicable to the nomination of candidates for election as directors for such nomination to be properly brought before the meeting.

To be eligible to be a director nominee nominated by a stockholder or stockholders for election or reelection as a director of the Corporation, such nominee must deliver (in accordance with the time periods prescribed for above) to the Secretary at the principal executive offices of the Company a written questionnaire (the “Questionnaire”) with respect to the background, qualification and experience of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be in the form approved by the Company and provided by the Secretary or such Secretary’s designee) and a written representation and agreement that such person: (a) will abide by the requirements of these bylaws and the articles of incorporation as in effect at the time of their nomination and as validly amended, (b) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (c) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (d) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company. If, prior to the meeting, there is a change in any information set forth on the Questionnaire, then such director candidate shall promptly notify the Secretary by submitting a revised Questionnaire. No stockholder (other than members of the Governance Committee) has recommended a candidate to date.

OTHER MATTERS

The Board does not intend to bring any other matters before the Special Meeting and has no reason to believe any other matters will be presented.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank.  This practice of sending only one copy of proxy materials is known as householding.  If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process.  If the foregoing procedures apply to you, your broker has sent one copy of our Proxy Statement to your address.  If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this Proxy Statement, we will send a copy to you if you address your written request to, or call, the corporate Secretary of Staffing 360 Solutions, Inc., 641 Lexington Avenue, 27th Floor, New York NY 10022, telephone number 646-507-5710.

Copies of the documents referred to above that appear on our website are also available upon request by any stockholder addressed to our corporate Secretary, Staffing 360 Solutions, Inc., 641 Lexington Avenue, 27th Floor, New York NY 10022.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

Annexes

(see following pages for each Annex referenced in the Proxy Statement)

Annex A

Proposed Amendment
to the
Amended and Restated Certificate of Incorporation
of
Staffing 360 Solutions, Inc.

If the Reverse Stock Split Proposal is approved, the amended and restated certificate of incorporation of Staffing 360 Solutions, Inc. will be amended to add the following as paragraph (d) of Article FOURTH in the form below:

“(d). Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each share of the Corporation’s common stock, $0.00001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified as (without any further act) into a smaller number of shares such that each two (2) to ten (10) shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.00001 par value per share, of the Corporation (the “New Common Stock”), the exact ratio within such range to be determined by the board of directors of the Corporation prior to the Effective Time and publicly announced by the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.

STAFFING 360 SOLUTIONS, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD

The undersigned stockholder hereby appoint(s) Brendan Flood, Matthew Briand and David Faiman, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on this ballot, upon the following items more fully described in the notice of proxy statement for the Special Meeting (receipt of which is hereby acknowledged), all of the shares of common stock of Staffing 360 Solutions, Inc. (the "Company") that the stockholders are entitled to vote at the Special Meeting of the Stockholders to be held at 10:00 a.m. Eastern Time on January 3, 2018, at the offices of the Company, 641 Lexington Avenue, 27th Floor, New York, NY 10022, and at any adjournments thereof. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

The Board of Directors unanimously recommends a vote FOR proposal 1.

Proposal 1

To approve the proposal to authorize the Company’s board of directors, in its discretion, to amend the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-2 to 1-for-10, such ratio to be determined by the Company’s executive management and included in a public announcement.

For [_]	Against [_]	Abstain [_]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTRED HEREIN.

IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

In their discretion, the Proxies (or any of them) are authorized to vote as they deem advisable on such other matters as may properly come before the Special Meeting of Stockholders or any adjournment(s) or postponement(s) thereof.

Please mark, sign, date and return this Proxy promptly using the accompanying postage pre-paid envelope.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF STAFFING 360 SOLUTIONS, INC.

Date:
Signature

Signature if jointly owned

Print name (Entity's name, officer's name and title if applicable)

Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

IN THE ENCLOSED ENVELOPE